LAZARD REPORTS THIRD QUARTER AND NINE MONTH 2025 RESULTS

•Record firmwide adjusted net revenue for the third quarter of $725 million, up 12% year-over-year

•Record Financial Advisory adjusted net revenue of $1.3 billion for the first nine months of 2025, with 20 Managing Directors hired year-to-date to support long-term growth

•Record Asset Management inflows for the third quarter and first nine months of the year, with positive net flows of $1.6 billion and total AUM up 17% year-to-date

NEW YORK, October 23, 2025 – Lazard, Inc. (NYSE: LAZ) today reported net revenue of $748 million and record adjusted net revenue1 of $725 million for the quarter ended September 30, 2025. For the first nine months of 2025, Lazard reported net revenue of $2,192 million and adjusted net revenue1 of $2,138 million.

On a U.S. GAAP basis, Lazard reported third quarter 2025 net income of $71 million or $0.65 per share, diluted. For the first nine months of 2025, net income on a U.S. GAAP basis was $187 million or $1.72 per share, diluted. For the third quarter 2025, adjusted net income1 was $62 million or $0.56 per share, diluted. For the first nine months of 2025, adjusted net income1 was $178 million or $1.64 per share, diluted.

“Lazard’s long-term growth strategy continues to build momentum and produce results, with record Financial Advisory revenue and record Asset Management inflows year-to-date,” said Peter R. Orszag, CEO and Chairman. “We see an increasingly constructive environment for both of our businesses, with substantial client engagement firmwide. We look forward to welcoming Chris Hogbin as our new CEO of Asset Management later this year, helping to further accelerate progress toward our vision for the future of Lazard.”

(Selected results, $ in millions,	Three Months Ended			Nine Months Ended
except per share data and AUM)	September 30,			September 30,
U.S. GAAP Financial Measures	2025	2024	% ’25-’24	2025	2024	% ’25-’24
Net Revenue	$748	$785	(5%)	$2,192	$2,235	(2%)
Financial Advisory	$427	$371	15%	$1,292	$1,236	5%
Asset Management	$327	$294	11%	$908	$875	4%

Net Income	$71	$108	(34%)	$187	$194	(3%)
Per share, diluted	$0.65	$1.02	(36%)	$1.72	$1.88	(9%)

Adjusted Financial Measures[1]
Net Revenue	$725	$646	12%	$2,138	$2,077	3%
Financial Advisory	$422	$369	14%	$1,283	$1,223	5%
Asset Management	$294	$272	8%	$827	$813	2%

Net Income	$62	$40	56%	$178	$159	12%
Per share, diluted	$0.56	$0.38	47%	$1.64	$1.54	6%

Assets Under Management (AUM) ($ in billions)
Ending AUM	$265	$248	7%
Average AUM	$257	$246	5%	$242	$246	(2%)
Note: Reconciliations of U.S. GAAP to Adjusted results are shown on pages 13-15. Endnotes are on page 5 of this release.

Media Contact:	Shannon Houston	+1 212 632 6880	shannon.houston@lazard.com
Investor Contact:	Alexandra Deignan	+1 212 632 6886	alexandra.deignan@lazard.com

NET REVENUE
Financial Advisory
For the third quarter of 2025, Financial Advisory reported net revenue and adjusted net revenue1 of $427 million and $422 million, 15% and 14% higher than the third quarter of 2024, respectively.
For the first nine months of 2025, Financial Advisory reported net revenue and adjusted net revenue1 of $1,292 million and $1,283 million, respectively, both 5% higher than the first nine months of 2024.

Lazard is one of the world’s leading independent financial advisors, serving as a trusted partner to clients on significant and complex M&A transactions. During and since the third quarter of 2025, selected highlights include (clients are in italics):

•Corteva Agriscience on its planned separation into multiple businesses
•Keurig Dr. Pepper’s $23 billion acquisition of JDE Peet’s and planned subsequent separation into two independent companies
•Mallinckrodt Pharmaceuticals’ $6.7 billion combination with Endo Pharmaceuticals
•Sixth Street on its investment, together with a consortium led by William Chisholm, to acquire a majority controlling interest in the Boston Celtics in a deal valued at $6.1 billion
•Caithness Energy on multiple transactions, including the $3.8 billion sale of assets to Talen Energy
•Ferrero’s $3.1 billion acquisition of WK Kellogg Co
•Arcadia on its majority sale to Nordic Capital

Lazard provides tailored advice, expertise and access to a broad universe of capital providers through our Private Capital Advisory and Capital Solutions practices. Private equity assignments include advising Norvestor on a continuation fund, and advising on the closing of Nexus Capital Management’s Fund IV and Pacific Avenue’s Fund II. In addition, Lazard advised on capital structure and capital raises for Morrisons and TenneT Holdings.

Lazard’s preeminent restructuring and liability management practice has been engaged in a broad range of mandates including debtor roles involving Altice France, First Brands Group, Grapevine Energy (formerly known as Global Clean Energy) and Victoria, and creditor roles involving Anthology, CityFibre, and Saks Global. In addition, our sovereign advisory practice continues to be active in advising governments and sovereign entities across developed and emerging markets.
For a list of publicly announced transactions please visit our website or follow Lazard on LinkedIn.
Asset Management
For the third quarter of 2025, Asset Management reported net revenue and adjusted net revenue1 of $327 million and $294 million, 11% and 8% higher than the third quarter of 2024, respectively.
Management fees and other revenue, on an adjusted basis1, were $285 million for the third quarter of 2025, 6% higher than the third quarter of 2024, and 8% higher than the second quarter of 2025.
Incentive fees on an adjusted basis1 were $9 million for the third quarter of 2025, compared to $3 million for the third quarter of 2024.
Average assets under management (AUM) was $257 billion for the third quarter of 2025, 5% higher than the third quarter of 2024, and 8% higher than the second quarter of 2025.
For the first nine months of 2025, Asset Management net revenue and adjusted net revenue1 were $908 million and $827 million, 4% and 2% higher than the first nine months of 2024, respectively.

Management fees and other revenue, on an adjusted basis1, were $806 million for the first nine months of 2025, up slightly from the first nine months of 2024.
Incentive fees on an adjusted basis1 were $21 million for the first nine months of 2025, compared to $13 million for the first nine months of 2024.
Average AUM for the first nine months of 2025 was $242 billion, 2% lower than the first nine months of 2024. AUM as of September 30, 2025 was $265 billion, 7% higher than both September 30, 2024 and June 30, 2025, and 17% higher year-to-date. The sequential change from June 30, 2025 was driven by market appreciation of $12.0 billion and net inflows of $4.6 billion, partially offset by foreign exchange depreciation of $0.4 billion.
OPERATING EXPENSES
Compensation and Benefits Expense
For the third quarter of 2025, compensation and benefits expense on a U.S. GAAP and an adjusted basis1 was $498 million and $475 million, respectively, compared to $465 million and $426 million, respectively, for the third quarter of 2024. The adjusted compensation ratio2 for the third quarter of 2025 was 65.5%, compared to the third-quarter 2024 ratio of 66.0%.
For the first nine months of 2025, compensation and benefits expense on a U.S. GAAP and an adjusted basis1 was $1,448 million and $1,400 million, respectively, compared to $1,469 million and $1,371 million, respectively, for the first nine months of 2024. The adjusted compensation ratio2 for the first nine months of 2025 was 65.5%, compared to 66.0% for the first nine months of 2024.
We focus on the adjusted compensation ratio2 to manage costs, balancing a view of current conditions in the market for talent alongside our objective to drive long-term shareholder value. Our goal is to deliver an adjusted compensation ratio2 of 60% or below, with timing dependent on market conditions.
Non-Compensation Expenses
For the third quarter of 2025, non-compensation expenses on a U.S. GAAP basis were $175 million, 11% higher than the third quarter of 2024. On an adjusted basis1, non-compensation expenses were $149 million, 8% higher than the third quarter of 2024.
The adjusted non-compensation ratio3 was 20.5% for the third quarter of 2025, compared to 21.4% for the third quarter of 2024.
For the first nine months of 2025, non-compensation expenses on a U.S. GAAP basis were $522 million, 7% higher than the first nine months of 2024. On an adjusted basis1, non-compensation expenses were $454 million, 8% higher than the first nine months of 2024.
The adjusted non-compensation ratio3 was 21.2% for the first nine months of 2025, compared to 20.3% for the first nine months of 2024.
Our goal is to deliver an adjusted non-compensation ratio3 between 16% to 20%, with timing dependent on market conditions.

TAXES
The provision for income taxes on a U.S. GAAP and an adjusted basis1 was $21 million and $17 million, respectively, for the third quarter of 2025, which equates to an effective tax rate of 22.6% on a U.S. GAAP basis and 21.4% on an adjusted basis1.
The provision for income taxes on a U.S. GAAP and an adjusted basis1 was $46 million and $41 million, respectively, for the first nine months of 2025, which equates to an effective tax rate of 18.9% on a U.S. GAAP basis and 18.8% on an adjusted basis1.
CAPITAL MANAGEMENT AND BALANCE SHEET
In the third quarter of 2025, Lazard returned $60 million to shareholders, which included: $47 million in dividends; $1 million in repurchases of our common stock; and $12 million in satisfaction of employee tax obligations in lieu of share issuances upon vesting of equity grants.
In the first nine months of 2025, Lazard returned $295 million to shareholders, which included: $139 million in dividends; $41 million in repurchases of our common stock; and $115 million in satisfaction of employee tax obligations in lieu of share issuances upon vesting of equity grants.
During the first nine months of 2025, we repurchased 0.9 million shares at an average price of $46.64. As of September 30, 2025, our total outstanding share repurchase authorization was approximately $159 million.
On October 22, 2025, Lazard declared a quarterly dividend of $0.50 per share on its outstanding common stock. The dividend is payable on November 14, 2025, to stockholders of record on November 3, 2025.
Lazard’s financial position remains strong. As of September 30, 2025, our cash and cash equivalents were $1,172 million.

ENDNOTES
1A non-GAAP measure. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. See attached financial schedules and related notes for a detailed explanation of adjustments to corresponding U.S. GAAP results. We believe that presenting our results on an adjusted basis, in addition to the U.S. GAAP results, is a meaningful and useful way to compare our operating results across periods.
2A non-GAAP measure which represents adjusted compensation and benefits expense as a percentage of adjusted net revenue.
3A non-GAAP measure which represents adjusted non-compensation expenses as a percentage of adjusted net revenue.
CONFERENCE CALL

Lazard will host a conference call at 8:00 a.m. ET on October 23, 2025, to discuss the company’s financial results for the third quarter and first nine months of 2025. The conference call can be accessed via a live audio webcast available through Lazard’s Investor Relations website at www.lazard.com, or by dialing +1 800-445-7795 (toll-free, U.S. and Canada) or +1 785-424-1699 (outside of the U.S. and Canada), 15 minutes prior to the start of the call. Conference ID: LAZQ325.
A replay of the conference call will be available by 10:00 a.m. ET, October 23, 2025, via the Lazard Investor Relations website at www.lazard.com, or by dialing +1 800-839-8798 (toll-free, U.S. and Canada) or +1 402-220-6078 (outside of the U.S. and Canada).
ABOUT LAZARD
Founded in 1848, Lazard is the preeminent financial advisory and asset management firm, with operations in North and South America, Europe, the Middle East, Asia, and Australia. Lazard provides advice on mergers and acquisitions, capital markets and capital solutions, restructuring and liability management, geopolitics, and other strategic matters, as well as asset management and investment solutions to institutions, corporations, governments, partnerships, family offices, and high net worth individuals. Lazard is listed on the New York Stock Exchange as Lazard, Inc. under the ticker LAZ. For more information, please visit Lazard.com and Lazard on LinkedIn.

Cautionary Note Regarding Forward-Looking Statements:
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” "pipeline," or “continue,” and the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies, business plans and initiatives and anticipated trends in our business. These forward-looking statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements.
These factors include, but are not limited to, those discussed in our Annual Report on Form 10-K under Item 1A “Risk Factors,” and also discussed from time to time in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including the following:
•Adverse general economic conditions or adverse conditions in global or regional financial markets;
•Changes in international trade policies and practices including the implementation of tariffs, proposed further tariffs, and responses from other jurisdictions, the recent U.S. federal government shutdown, and the economic impacts, volatility and uncertainty resulting therefrom;
•A decline in our revenues, for example due to a decline in overall mergers and acquisitions (M&A) activity, our share of the M&A market or our assets under management (AUM);
•Losses caused by financial or other problems experienced by third parties;
•Losses due to unidentified or unanticipated risks;
•A lack of liquidity, i.e., ready access to funds, for use in our businesses;
•Competitive pressure on our businesses and on our ability to retain and attract employees at current compensation levels; and
•Changes in relevant tax laws, regulations or treaties or an adverse interpretation of those items

These risks and uncertainties are not exhaustive. Our SEC reports describe additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.

As a result, there can be no assurance that the forward-looking statements included in this release will prove to be accurate or correct. Although we believe the statements reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, achievements or events. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this release to conform our prior statements to actual results or revised expectations and we do not intend to do so.
Lazard, Inc. is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, Lazard and its operating companies use their websites, and other social media sites to convey information about their businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information, and the posting of updates of assets under management in various mutual funds, hedge funds and other investment products managed by Lazard Asset Management LLC and Lazard Frères Gestion SAS. Investors can link to Lazard and its operating company websites through www.lazard.com.
***
LAZ-EPE

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(U.S. GAAP - unaudited)

	Three Months Ended			% Change From
	September 30,	June 30,	September 30,	June 30,	September 30,
($ in thousands, except per share data)	2025	2025	2024	2025	2024

Total revenue	$770,764	$817,160	$807,414	(6%)	(5%)
Interest expense	(22,686)	(21,163)	(22,548)
Net revenue	748,078	795,997	784,866	(6%)	(5%)
Operating expenses:
Compensation and benefits	498,212	519,208	465,405	(4%)	7%

Occupancy and equipment	31,908	33,703	34,249
Marketing and business development	26,085	29,593	21,782
Technology and information services	48,862	49,272	44,628
Professional services	20,951	24,589	19,541
Fund administration and outsourced services	32,390	30,054	27,996
Other	14,886	16,497	10,078
Non-compensation expenses	175,082	183,708	158,274	(5%)	11%
Benefit pursuant to tax receivable agreement	(20,146)	–	–
Operating expenses	653,148	702,916	623,679	(7%)	5%

Operating income	94,930	93,081	161,187	2%	(41%)

Provision for income taxes	21,430	31,764	45,052	(33%)	(52%)
Net income	73,500	61,317	116,135	20%	(37%)
Net income attributable to noncontrolling interests	2,253	5,971	8,197
Net income attributable to Lazard, Inc.	$71,247	$55,346	$107,938	29%	(34%)

Attributable to Lazard, Inc. Common Stockholders:
Weighted average shares outstanding:
Basic	98,112,393	97,534,319	93,627,476	1%	5%
Diluted	108,001,762	104,911,633	103,475,234	3%	4%

Net income per share:
Basic	$0.71	$0.56	$1.13	27%	(37%)
Diluted	$0.65	$0.52	$1.02	25%	(36%)

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(U.S. GAAP - unaudited)

	Nine Months Ended
	September 30,	September 30,
($ in thousands, except per share data)	2025	2024	% Change

Total revenue	$2,257,088	$2,300,886	(2%)
Interest expense	(64,962)	(65,918)
Net revenue	2,192,126	2,234,968	(2%)
Operating expenses:
Compensation and benefits	1,447,690	1,468,789	(1%)

Occupancy and equipment	101,024	99,137
Marketing and business development	83,409	70,874
Technology and information services	144,350	135,951
Professional services	64,377	63,155
Fund administration and outsourced services	88,989	81,250
Other	39,787	36,424
Non-compensation expenses	521,936	486,791	7%
Benefit pursuant to tax receivable agreement	(20,146)	–
Operating expenses	1,949,480	1,955,580	–%

Operating income	242,646	279,388	(13%)

Provision for income taxes	45,840	70,976	(35%)
Net income	196,806	208,412	(6%)
Net income attributable to noncontrolling interests	9,838	14,810
Net income attributable to Lazard, Inc.	$186,968	$193,602	(3%)

Attributable to Lazard, Inc. Common Stockholders:
Weighted average shares outstanding:
Basic	96,967,379	92,591,435	5%
Diluted	105,914,050	101,151,624	5%

Net income per share:
Basic	$1.88	$2.04	(8%)
Diluted	$1.72	$1.88	(9%)

CONDENSED CONSOLIDATED
STATEMENT OF FINANCIAL CONDITION
(U.S. GAAP - unaudited)

	As of
	September 30,	December 31,
($ in thousands)	2025	2024

ASSETS

Cash and cash equivalents	$1,171,985	$1,308,218
Deposits with banks and short-term investments	217,606	268,684
Restricted cash	33,452	32,466
Receivables	774,682	753,623
Investments	623,711	614,947
Property	173,285	160,402
Operating lease right-of-use assets	437,014	434,938
Goodwill and other intangible assets	395,251	393,575
Deferred tax assets	473,879	479,582
Other assets	333,055	347,558

Total Assets	$4,633,920	$4,793,993

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS & STOCKHOLDERS’ EQUITY

Liabilities

Deposits and other customer payables	$346,899	$308,213
Accrued compensation and benefits	505,860	844,953
Operating lease liabilities	510,761	505,483
Tax receivable agreement obligation	55,680	75,899
Senior debt	1,687,281	1,687,052
Other liabilities	570,295	607,610
Total liabilities	3,676,776	4,029,210

Commitments and contingencies

Redeemable noncontrolling interests	78,518	79,629

Stockholders’ equity

Preferred stock, par value $.01 per share	–	–
Common stock, par value $.01 per share	1,127	1,128
Additional paid-in capital	293,012	327,810
Retained earnings	1,493,261	1,472,113
Accumulated other comprehensive loss, net of tax	(272,950)	(326,742)
Subtotal	1,514,450	1,474,309
Common stock held by subsidiaries, at cost	(672,928)	(838,069)
Total Lazard, Inc. stockholders’ equity	841,522	636,240
Noncontrolling interests	37,104	48,914
Total stockholders’ equity	878,626	685,154

Total liabilities, redeemable noncontrolling interests and stockholders’ equity	$4,633,920	$4,793,993

SELECTED SUMMARY FINANCIAL INFORMATION (a)
(Adjusted Basis - Non-GAAP - unaudited)

	Three Months Ended			% Change From
	September 30,	June 30,	September 30,	June 30,	September 30,
($ in thousands, except per share data)	2025	2025	2024	2025	2024

Net Revenue:

Financial Advisory	$422,279	$491,359	$368,807	(14%)	14%
Asset Management	294,189	268,491	271,510	10%	8%
Corporate	8,185	10,016	5,597	(18%)	46%

Adjusted net revenue	$724,653	$769,866	$645,914	(6%)	12%

Expenses:

Adjusted compensation and benefits expense	$474,647	$504,263	$426,303	(6%)	11%
Adjusted compensation ratio (b)	65.5%	65.5%	66.0%

Adjusted non-compensation expenses	$148,665	$157,371	$138,239	(6%)	8%
Adjusted non-compensation ratio (c)	20.5%	20.4%	21.4%

Earnings:

Adjusted operating income	$101,341	$108,232	$81,372	(6%)	25%
Adjusted operating margin (d)	14.0%	14.1%	12.6%

Adjusted net income	$61,872	$55,346	$39,706	12%	56%

Adjusted diluted net income per share	$0.56	$0.52	$0.38	8%	47%

Adjusted diluted weighted average shares (e)	110,354,682	106,696,656	105,514,236	3%	5%

Adjusted effective tax rate (f)	21.4%	36.5%	32.5%

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Reconciliation of U.S. GAAP to Adjusted Results and Notes to Financial Schedules.

See Notes to Financial Schedules

SELECTED SUMMARY FINANCIAL INFORMATION (a)
(Adjusted Basis - Non-GAAP - unaudited)

	Nine Months Ended
	September 30,	September 30,
($ in thousands, except per share data)	2025	2024	% Change

Net Revenue:

Financial Advisory	$1,283,181	$1,223,377	5%
Asset Management	827,174	812,663	2%
Corporate	27,349	41,081	(33%)

Adjusted net revenue	$2,137,704	$2,077,121	3%

Expenses:

Adjusted compensation and benefits expense	$1,400,196	$1,370,900	2%
Adjusted compensation ratio (b)	65.5%	66.0%

Adjusted non-compensation expenses	$453,918	$421,144	8%
Adjusted non-compensation ratio (c)	21.2%	20.3%

Earnings:

Adjusted operating income	$283,590	$285,077	(1%)
Adjusted operating margin (d)	13.3%	13.7%

Adjusted net income	$177,593	$159,181	12%

Adjusted diluted net income per share	$1.64	$1.54	6%

Adjusted diluted weighted average shares (e)	108,242,524	103,078,479	5%

Adjusted effective tax rate (f)	18.8%	27.4%

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Reconciliation of U.S. GAAP to Adjusted Results and Notes to Financial Schedules.

See Notes to Financial Schedules

ASSETS UNDER MANAGEMENT
(unaudited)

	As of			% Change From
	September 30,	June 30,	December 31,	June 30,	December 31,
($ in millions)	2025	2025	2024	2025	2024

Equity:
Emerging Markets	$37,737	$33,102	$27,926	14.0%	35.1%
Global	66,695	61,166	49,058	9.0%	36.0%
Local	52,445	49,528	49,750	5.9%	5.4%
Multi-Regional	51,633	48,454	48,204	6.6%	7.1%
Total Equity	208,510	192,250	174,938	8.5%	19.2%
Fixed Income:
Emerging Markets	5,191	5,113	6,919	1.5%	(25.0%)
Global	12,625	13,411	11,138	(5.9%)	13.4%
Local	5,268	5,546	5,617	(5.0%)	(6.2%)
Multi-Regional	24,102	22,987	19,612	4.9%	22.9%
Total Fixed Income	47,186	47,057	43,286	0.3%	9.0%
Alternative Investments	3,616	3,512	2,917	3.0%	24.0%
Private Wealth Alternative Investments	3,163	3,103	3,097	1.9%	2.1%
Private Equity	1,477	1,508	1,514	(2.1%)	(2.4%)
Cash Management	585	930	569	(37.1%)	2.8%
Total AUM	$264,537	$248,360	$226,321	6.5%	16.9%

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
	2025	2025	2024	2025	2024

AUM - Beginning of Period	$248,360	$227,427	$244,670	$226,321	$246,651

Net Flows	4,575	677	(12,379)	1,593	(25,608)
Market and foreign exchange
appreciation	11,602	20,256	15,366	36,623	26,614

AUM - End of Period	$264,537	$248,360	$247,657	$264,537	$247,657

Average AUM	$257,358	$238,552	$245,958	$242,142	$246,070

% Change in Average AUM		7.9%	4.6%		(1.6%)

Note: Average AUM generally represents the average of the monthly ending AUM balances for the period.

RECONCILIATION OF U.S. GAAP TO ADJUSTED RESULTS (a)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
($ in thousands)	2025	2025	2024	2025	2024

Net Revenue
Financial Advisory net revenue - U.S. GAAP Basis	$427,335	$497,306	$370,917	$1,292,000	$1,235,732
Adjustments:
Reimbursable deal costs, provision for credit losses and other (g)	(5,061)	(5,952)	(2,111)	(8,832)	(12,984)
Interest expense (h)	5	5	1	13	42
Losses associated with cost-saving initiatives (i)	–	–	–	–	587

Adjusted Financial Advisory net revenue	$422,279	$491,359	$368,807	$1,283,181	$1,223,377

Asset Management net revenue - U.S. GAAP Basis	$327,029	$292,478	$293,878	$907,607	$874,841
Adjustments:
Revenue related to noncontrolling interests and similar arrangements (j)	(12,765)	(5,225)	(5,170)	(24,840)	(13,321)
Distribution fees and other (g)	(20,083)	(18,765)	(17,199)	(55,610)	(48,863)
Interest expense (h)	8	3	1	17	6

Adjusted Asset Management net revenue	$294,189	$268,491	$271,510	$827,174	$812,663

Corporate net revenue - U.S. GAAP Basis	($6,286)	$6,213	$120,071	($7,481)	$124,395
Adjustments:
Revenue related to noncontrolling interests and similar arrangements (j)	(3,327)	(6,775)	(5,943)	(9,263)	(9,815)
Gains related to Lazard Fund Interests (“LFI”) and other similar arrangements (k)	(4,823)	(10,509)	(16,732)	(20,575)	(24,904)
Interest expense (h)	22,621	21,087	22,472	64,668	65,676
Gain on sale of property (l)	–	–	(114,271)	–	(114,271)

Adjusted Corporate net revenue	$8,185	$10,016	$5,597	$27,349	$41,081

Net revenue - U.S. GAAP Basis	$748,078	$795,997	$784,866	$2,192,126	$2,234,968
Adjustments:
Revenue related to noncontrolling interests and similar arrangements (j)	(16,092)	(12,000)	(11,113)	(34,103)	(23,136)
Gains related to Lazard Fund Interests (“LFI”) and other similar arrangements (k)	(4,823)	(10,509)	(16,732)	(20,575)	(24,904)
Distribution fees, reimbursable deal costs, provision for credit losses and other (g)	(25,144)	(24,717)	(19,310)	(64,442)	(61,847)
Interest expense (h)	22,634	21,095	22,474	64,698	65,724
Losses associated with cost-saving initiatives (i)	–	–	–	–	587
Gain on sale of property (l)	–	–	(114,271)	–	(114,271)

Adjusted net revenue	$724,653	$769,866	$645,914	$2,137,704	$2,077,121

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

RECONCILIATION OF U.S. GAAP TO ADJUSTED RESULTS (a)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
($ in thousands, except per share data)	2025	2025	2024	2025	2024

Compensation and Benefits Expense
Compensation and benefits expense - U.S. GAAP Basis	$498,212	$519,208	$465,405	$1,447,690	$1,468,789
Adjustments:
Compensation and benefits expense related to noncontrolling interests and similar arrangements (j)	(12,594)	(4,436)	(2,249)	(20,771)	(6,254)
Charges pertaining to LFI and other similar arrangements (m)	(4,823)	(10,509)	(16,732)	(20,575)	(24,904)
Expenses associated with senior management transition (n)	(6,148)	–	–	(6,148)	–
Expenses associated with cost-saving initiatives	–	–	–	–	(46,610)
Expenses associated with sale of property (o)	–	–	(20,121)	–	(20,121)

Adjusted compensation and benefits expense	$474,647	$504,263	$426,303	$1,400,196	$1,370,900

Non-Compensation Expenses
Non-compensation expenses - U.S. GAAP Basis	$175,082	$183,708	$158,274	$521,936	$486,791
Adjustments:
Non-compensation expenses related to noncontrolling interests and similar arrangements (j)	(1,246)	(1,594)	(672)	(3,497)	(2,079)
Distribution fees, reimbursable deal costs, provision for credit losses and other (g)	(25,144)	(24,717)	(19,310)	(64,442)	(61,847)
Amortization and other acquisition-related costs	(27)	(26)	(53)	(79)	(189)
Expenses associated with cost-saving initiatives	–	–	–	–	(1,532)

Adjusted non-compensation expenses	$148,665	$157,371	$138,239	$453,918	$421,144

Operating Income
Operating income - U.S. GAAP Basis	$94,930	$93,081	$161,187	$242,646	$279,388
Adjustments:
Operating income related to noncontrolling interests and similar arrangements (j)	(2,252)	(5,970)	(8,192)	(9,835)	(14,803)
Interest expense (h)	22,634	21,095	22,474	64,698	65,724
Amortization and other acquisition-related costs	27	26	53	79	189
Expenses associated with senior management transition (n)	6,148	–	–	6,148	–
Losses associated with cost-saving initiatives (i)	–	–	–	–	587
Expenses associated with cost-saving initiatives	–	–	–	–	48,142
Gain on sale of property (l)	–	–	(114,271)	–	(114,271)
Expenses associated with sale of property (o)	–	–	20,121	–	20,121
Benefit pursuant to tax receivable agreement obligation (“TRA”) (p)	(20,146)	–	–	(20,146)	–

Adjusted operating income	$101,341	$108,232	$81,372	$283,590	$285,077

Provision for Income Taxes
Provision for income taxes - U.S. GAAP Basis	$21,430	$31,764	$45,052	$45,840	$70,976
Adjustment:
Tax effect of adjustments	(4,623)	–	(25,915)	(4,623)	(10,997)

Adjusted provision for income taxes	$16,807	$31,764	$19,137	$41,217	$59,979

Net Income attributable to Lazard, Inc.
Net income attributable to Lazard, Inc. - U.S. GAAP Basis	$71,247	$55,346	$107,938	$186,968	$193,602
Adjustments:
Expenses associated with senior management transition (n)	6,148	–	–	6,148	–
Losses associated with cost-saving initiatives (i)	–	–	–	–	587
Expenses associated with cost-saving initiatives	–	–	–	–	48,142
Gain on sale of property (l)	–	–	(114,271)	–	(114,271)
Expenses associated with sale of property (o)	–	–	20,121	–	20,121
Benefit pursuant to tax receivable agreement obligation (“TRA”) (p)	(20,146)	–	–	(20,146)	–
Noncontrolling interests effect of adjustments	–	–	3	–	3
Tax effect of adjustments	4,623	–	25,915	4,623	10,997

Adjusted net income	$61,872	$55,346	$39,706	$177,593	$159,181

Diluted Weighted Average Shares Outstanding
Diluted Weighted Average Shares Outstanding - U.S. GAAP Basis	108,001,762	104,911,633	103,475,234	105,914,050	101,151,624
Adjustment: participating securities including profits interest participation rights and other	2,352,920	1,785,023	2,039,002	2,328,475	1,926,855
Adjusted Diluted Weighted Average Shares Outstanding (e)	110,354,682	106,696,656	105,514,236	108,242,524	103,078,479

Diluted net income per share:
U.S. GAAP Basis	$0.65	$0.52	$1.02	$1.72	$1.88
Diluted net income effect of adjustments	(0.09)	–	(0.64)	(0.08)	(0.34)
Adjusted Basis	$0.56	$0.52	$0.38	$1.64	$1.54

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

RECONCILIATION OF NON-COMPENSATION EXPENSES U.S. GAAP TO ADJUSTED (a)
(unaudited)

	Three Months Ended			Nine Months Ended
	September 30,	June 30,	September 30,	September 30,	September 30,
($ in thousands)	2025	2025	2024	2025	2024

Non-compensation expenses - U.S. GAAP Basis:
Occupancy and equipment	$31,908	$33,703	$34,249	$101,024	$99,137
Marketing and business development	26,085	29,593	21,782	83,409	70,874
Technology and information services	48,862	49,272	44,628	144,350	135,951
Professional services	20,951	24,589	19,541	64,377	63,155
Fund administration and outsourced services	32,390	30,054	27,996	88,989	81,250
Other	14,886	16,497	10,078	39,787	36,424
Non-compensation expenses - U.S. GAAP Basis	$175,082	$183,708	$158,274	$521,936	$486,791

Non-compensation expenses - Adjustments:
Occupancy and equipment (j)	($98)	($95)	($88)	($288)	($1,756)
Marketing and business development (g) (j)	(3,989)	(4,032)	(3,064)	(10,678)	(8,087)
Technology and information services (g) (j)	(39)	(35)	(66)	(102)	(150)
Professional services (g) (j)	(957)	(931)	(1,270)	(3,624)	(3,228)
Fund administration and outsourced services (g) (j)	(18,814)	(17,744)	(16,660)	(52,401)	(47,283)
Other (g) (j)	(2,520)	(3,500)	1,113	(925)	(5,143)
Non-compensation expenses adjustments	($26,417)	($26,337)	($20,035)	($68,018)	($65,647)

Adjusted non-compensation expenses:
Occupancy and equipment	$31,810	$33,608	$34,161	$100,736	$97,381
Marketing and business development	22,096	25,561	18,718	72,731	62,787
Technology and information services	48,823	49,237	44,562	144,248	135,801
Professional services	19,994	23,658	18,271	60,753	59,927
Fund administration and outsourced services	13,576	12,310	11,336	36,588	33,967
Other	12,366	12,997	11,191	38,862	31,281
Adjusted non-compensation expenses	$148,665	$157,371	$138,239	$453,918	$421,144

This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for the corresponding U.S. GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with U.S. GAAP. For a detailed explanation of the adjustments made to the corresponding U.S. GAAP measures, see Notes to Financial Schedules.

See Notes to Financial Schedules

LAZARD, Inc.
Notes to Financial Schedules

(a)	Selected Summary Financial Information and Reconciliations from U.S. GAAP to Adjusted Results contain non-GAAP measures. Lazard believes that presenting results and measures on an adjusted basis in conjunction with U.S. GAAP measures provides a meaningful and useful basis for comparison of its operating results across periods.

(b)	A non-GAAP measure which represents adjusted compensation and benefits expense as a percentage of adjusted net revenue.

(c)	A non-GAAP measure which represents adjusted non-compensation expenses as a percentage of adjusted net revenue.

(d)	A non-GAAP measure which represents adjusted operating income as a percentage of adjusted net revenue.

(e)	A non-GAAP measure which includes units of the long-term incentive compensation program consisting of profits interest participation rights, which are equity incentive awards that, subject to certain conditions, may be exchanged for shares of our common stock. Certain profits interest participation rights may be excluded from the computations of U.S. GAAP net income per share. In addition, this measure includes the dilutive effect of the weighted average number of shares of common stock issuable from share-based compensation programs.

(f)	A non-GAAP measure which represents the adjusted provision for income taxes as a percentage of adjusted operating income less interest expense, amortization and other acquisition-related costs.
		Three Months Ended			Nine Months Ended
	($ in thousands)	September 30,	June 30,	September 30,	September 30,	September 30,
		2025	2025	2024	2025	2024
	Adjusted provision for income taxes	$16,807	$31,764	$19,137	$41,217	$59,979
	Adjusted operating income less interest expense, amortization and other acquisition-related costs	$78,680	$87,111	$58,843	$218,813	$219,160
	Adjusted effective tax rate	21.4%	36.5%	32.5%	18.8%	27.4%

(g)	Represents certain distribution, introducer and management fees paid to third parties, reimbursable deal costs, and provision for credit losses relating to fees and other receivables that are deemed uncollectible, for which an equal amount is excluded for purposes of determining adjusted non-compensation expenses and included for purposes of determining adjusted net revenue.

(h)	Interest expense, excluding interest expense incurred by Lazard Frères Banque SA (“LFB”), is added back in determining adjusted net revenue because such expense relates to corporate financing activities and is not considered to be a cost directly related to the revenue of our business.

(i)	Represents losses associated with the closing of certain offices as part of the cost-saving initiatives, primarily consisting of the reclassification of currency translation adjustments to earnings from accumulated other comprehensive loss.

(j)	Revenue and expenses related to the consolidation of noncontrolling interests and similar arrangements are excluded because the Company has no economic interest in such amounts.

(k)	Represents changes in the fair value of investments held in connection with LFI and other similar deferred compensation arrangements, for which a corresponding equal amount is excluded from compensation and benefits expense.

(l)	Represents gain on the sale of an owned office building.

(m)	Represents changes in the fair value of the compensation liability recorded in connection with LFI and other similar deferred incentive compensation awards, for which a corresponding equal amount is excluded from adjusted net revenue.

(n)	Represents expenses associated with the upcoming departure of an executive officer.

(o)	Represents estimated statutory profit-sharing expenses associated with the sale of an owned office building.

(p)	Represents the effect of the periodic revaluation of the TRA liability.

NM	Not meaningful